QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AgroFresh Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AGROFRESH SOLUTIONS, INC.
One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106
April 24, 2017

To the Stockholders of AgroFresh Solutions, Inc. (the "Company"):

        You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 10:00 a.m. Eastern Time, on Thursday, June 1, 2017, at 100 S. Independence Mall West, Philadelphia, PA 19106.

        Information regarding each of the matters to be voted on at the annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote "for" each of the proposals to be presented at the meeting.

        Whether or not you plan to attend the annual meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting through our Internet voting system or by written proxy will ensure your representation at the annual meeting if you do not attend in person.

        Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the annual meeting.

Very truly yours,

Nance K. Dicciani Chair of the Board

AGROFRESH SOLUTIONS, INC.
One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2017

        The Annual Meeting of Stockholders of AgroFresh Solutions, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. Eastern Time, on Thursday, June 1, 2017, at 100 S. Independence Mall West, Philadelphia, PA 19106, for the following purposes:

  1.
  To approve an amendment to our Amended and Restated Certificate of Incorporation to declassify the board of directors;

  2.
  If Proposal 1 to declassify our board is approved, to elect the seven (7) directors nominated by our Board of Directors and named in the proxy statement;

  3.
  If Proposal 1 to declassify our board is not approved, to elect the one (1) Class II director nominated by our Board of Directors to serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal;

  4.
  To approve and adopt an amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan;

  5.
  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

  6.
  To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

  7.
  To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        These items of business are more fully described in the proxy statement accompanying this Notice.

        Only stockholders of record at the close of business on April 7, 2017 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously used our Internet voting system or returned a proxy.

By order of the Board of Directors,

Nance K. Dicciani Chair of the Board

Philadelphia, Pennsylvania
April 24, 2017

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 1, 2017: The proxy statement and annual report to security holders are available at http://www.cstproxy.com/agrofresh/2017.

AGROFRESH SOLUTIONS, INC.
One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me this Proxy Statement?

        This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of AgroFresh Solutions, Inc., a Delaware corporation (the "Company," "we," us," or "our"), for use at the annual meeting of the Company's stockholders to be held at 10:00 a.m. Eastern Time, on Thursday, June 1, 2017, at 100 S. Independence Mall West, Philadelphia, PA 19106, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided, or you may grant a proxy to vote your shares by means of the Internet. The approximate date on which this proxy statement and the enclosed proxy card were sent to the Company's stockholders is April 25, 2017.

What proposals will be addressed at the annual meeting?

        Stockholders will be asked to consider the following proposals at the annual meeting:

  1.
  To approve an amendment to our Amended and Restated Certificate of Incorporation (the "Certificate") to declassify the board of directors (the "Amendment");

  2.
  If Proposal 1 to declassify our Board is approved, to elect the seven (7) directors nominated by our Board of Directors and named in the proxy statement;

  3.
  If Proposal 1 to declassify our board is not approved, to elect the one (1) Class II director nominated by our Board of Directors and named in the proxy statement to serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal;

  4.
  To approve and adopt an amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan (the "2015 Plan");

  5.
  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

  6.
  To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

  7.
  To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote as set forth in the following pages of this proxy statement with respect to each Proposal.

Who may vote on these proposals?

        Stockholders who owned shares of the Company's common stock (the "Common Stock") as of the close of business on Friday, April 7, 2017 (the "Record Date") are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

        As of the Record Date, the Company had 50,703,587 issued and outstanding shares of Common Stock entitled to vote at the annual meeting.

How many votes do I have?

        Each share of Common Stock is entitled to one vote on each matter that comes before the annual meeting.

Why would the annual meeting be adjourned or postponed?

        The Board intends to adjourn and postpone the annual meeting if, as of May 31, 2017, the number of shares of voting stock present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

What constitutes a quorum?

        To conduct business at the Company's annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock must be present in person or represented by proxy. This is known as a "quorum." Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided, or to vote via the Internet. Alternatively, stockholders of record may go to www.cstproxy.com/agrofresh/2017 to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their proxy cards. Returning the proxy card or voting via the Internet will not affect your right to attend the annual meeting or to vote in person.

        If you properly complete your proxy card and send it to us in time to vote or timely grant your proxy via the Internet, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

  1.
  FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation to declassify the Board of Directors;

  2.
  If Proposal 1 to declassify our Board is approved, FOR the election of the seven (7) director nominees identified below to the Board of Directors;

  3.
  If Proposal 1 to declassify our Board is not approved, FOR the election of the one (1) Class II director nominee identified below to the Board of Directors;

  4.
  FOR the approval and adoption of an amendment to the 2015 Plan;

  5.
  FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

  6.
  FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve any of the proposals; and

  7.
  In the proxy's discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        As of the date of this proxy statement, we are not aware of any matters other than those set forth in Proposals 1 through 6 that will be brought before the annual meeting. Only one of proposals 2 and 3 above will be brought before the annual meeting, depending on whether Proposal 1 to declassify our Board is approved.

How do I vote in person?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive.

What if my shares are held in street name?

        If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in "street name"), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope provided.

        In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a "broker non-vote." Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the election of directors unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See "Vote Required" following each proposal for further information.

        If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the meeting, you must obtain a "legal proxy" from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the meeting.

May I revoke my proxy?

        If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

  1.
  You may send in another proxy bearing a later date;

  2.
  You may notify the Company in writing (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) at the Company's principal executive and administrative offices before the annual meeting that you are revoking your proxy; or

  3.
  You may vote in person at the annual meeting.

What vote is required to approve each proposal?

Proposal 1: Amendment of the Certificate to declassify the Board of Directors.

        The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding common stock of the Company issued and outstanding as of the record date is required to approve the Amendment. Abstentions and broker non-votes will be counted as a vote against approval of the Amendment.

Proposal 2: Election of seven (7) director nominees (if Proposal 1 is approved).

        Directors are elected by a plurality of all votes cast by holders of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote on the election of directors. This means that the seven (7) nominees receiving the highest number of votes at the annual meeting will be elected, even if those votes do not constitute a majority of the votes cast. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 3: Election of one (1) Class II director nominee to the Board of Directors (if Proposal 1 is not approved).

        Class II directors are elected by a plurality of all votes cast by holders of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director's seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 4: Approval and adoption of an amendment to the 2015 Plan.

        The approval and adoption of an amendment to the 2015 Plan, as described in Proposal 4, requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 4.

Proposal 5: Ratification of the independent registered public accounting firm.

        The ratification of the appointment of the Company's independent registered public accounting firm, as described in Proposal 5, requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 5. However, because brokers generally have discretionary authority to vote on the ratification of independent auditors, broker non-votes are generally not expected to result from the vote on Proposal 5.

Proposal 6: Adjournment of the annual meeting.

        The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 6, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against adjournment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 6.

Are there any dissenters' rights of appraisal?

        The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company's Amended and Restated Certificate of Incorporation or the Company's Bylaws provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder's shares.

Who bears the cost of soliciting proxies?

        The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company's principal executive and administrative offices?

        The principal executive and administrative offices of the Company are located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, Pennsylvania 19106 and the telephone number is (267) 317-9041.

How can I obtain additional information about the Company?

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Form 10-K"), which contains audited consolidated financial statements for the year ended December 31, 2016, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K will be furnished, without charge, to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. Stockholders may notify the Company of their requests by writing or calling the Company at its principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary, telephone number (267) 317-9041.

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, the Company's Exchange Act filings may be inspected and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

 INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

        Set forth below are descriptions of the backgrounds of the directors and director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should serve on the Board of Directors.

        Robert J. Campbell, 68, has served on our Board since February 2014. Since November 2011, Mr. Campbell has served as the Chairman of the board of directors of Enstar Group Limited, an insurance run-off company, and has served as its independent director since November 2007. Mr. Campbell served as an independent director of Camden National Corporation, a public holding company, from 1999 to 2014. Mr. Campbell has also served as a director of Boulevard Acquisition Corp. II, a publicly-traded special purpose acquisition company, since September 2015. Since January 1991, Mr. Campbell has served as a partner at Beck, Mack & Oliver LLC, a private investment advisory firm. Mr. Campbell holds a Bachelor of Arts degree in Political Economy from Williams College.

        The Board believes that Mr. Campbell is qualified to serve on our Board because of his private investment advisory experience and his board experience with private and public companies.

        Nance K. Dicciani, 69, joined our Board upon the consummation of our business combination with The Dow Chemical Company ("TDCC") on July 31, 2015 (the "Business Combination"), and was appointed Chair of the Board on August 13, 2015. From March 2016 until October 2016, Ms. Dicciani served as a co-member of the Office of the Chair of the Company, in which capacity she assumed, with the other co-member, the duties and responsibilities of chief executive officer and president of the Company on an interim basis. Ms. Dicciani is the retired President and Chief Executive Officer of Honeywell International Specialty Materials (a diversified technology and manufacturing company), a position she held from 2001 to 2008. Ms. Dicciani has served as a director of Praxair, Inc. since 2008, Halliburton Company since 2009 and LyondellBasell Industries N.V. since 2013, and served as a director of Rockwood Holdings, Inc. from 2008 to 2014. Ms. Dicciani holds a Bachelor's degree in Chemical Engineering from Villanova University, a Master's degree from the University of Virginia, a Ph.D degree from the University of Pennsylvania and a Master of Business Administration degree from the Wharton Business School of the University of Pennsylvania.

        The Board believes that Ms. Dicciani is qualified to serve on our Board due to her technical expertise in the chemical industry, her international operations expertise and her executive experience as a chief executive officer of a multi-billion dollar strategic business group of a major multinational corporation.

        Jordi Ferre, 52, was appointed as our Chief Executive Officer and a member of our Board effective October 3, 2016. Mr. Ferre has more than 25 years of international experience in the food ingredients industry, most recently serving as the chief operating officer of PureCircle Limited ("PureCircle"), a global leader in natural food ingredients, including Stevia™ sweetener, from June 2014 to the present, and prior to that as PureCircle's President, Commercial Division from January 2009 to June 2014. Mr. Ferre's positions prior to joining PureCircle include serving as Vice President, Sales and Marketing, Splenda Sucralose with Tate & Lyle PLC, Vice President, Sales and Marketing with Wise Foods, Inc. and Vice President, Marketing/Business Development Americas with Chupa Chups Group.

        The Board believes that Mr. Ferre's extensive experience serving in senior executive roles within the food ingredients industry qualifies him to serve on the Board.

        Gregory M. Freiwald, 63, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Freiwald retired from TDCC in March 2015. Mr. Freiwald served as an Executive Vice President and Chief Human Resources Officer of TDCC from January 2008 until he retired. During that time, he also had responsibilities for Aviation and Corporate Affairs, and was a member of

TDCC's Executive Leadership Team. Mr. Freiwald joined TDCC in 1979 and held various roles prior to being named Executive Vice President and Chief Human Resources Officer in January 2008. Mr. Freiwald was a board member of the Dow Chemical Company Foundation from 2009 until April 2015. Mr. Freiwald holds a Bachelor's degree in Business Administration from Universidad Del Centro de La Provincia de Buenos Aires.

        The Board believes that Mr. Freiwald is qualified to serve on our Board due to his significant human resources and international experience.

        Marc Lasry, 57, re-joined our Board in February 2016, having previously served as Chairman of the Board from February 2014 until the consummation of the Business Combination on July 31, 2015. Mr. Lasry is the Chairman, Chief Executive Officer and co-founder of Avenue Capital Group ("Avenue"). Mr. Lasry has also served as Chairman of the board of directors of Boulevard Acquisition Corp. II, a publicly-traded special purpose acquisition company, since September 2015. Prior to founding Avenue, Mr. Lasry co-founded Amroc Investments, LLC, and prior to that, managed capital for its predecessor, Amroc Investments, L.P., a distressed debt investment firm organized in association with the Robert M. Bass Group. Prior to that, Mr. Lasry served as Co-Director of the Bankruptcy and Corporate Reorganization Department at Cowen & Company and as Director of the Private Debt Department at Smith Vasiliou Management. Mr. Lasry clerked for the Honorable Edward Ryan, former Chief Bankruptcy Judge of the Southern District of New York. Throughout his career, Mr. Lasry has served on the board of advisors/directors or as a member of both for-profit and not-for-profit public and private companies not affiliated with Avenue, including the Mount Sinai School of Medicine, 92nd Street Y, the Council on Foreign Relations, the Clinton Global Initiative and the Global Endowment Management. Mr. Lasry holds a Bachelor of Arts degree in History from Clark University and a juris doctor degree from New York Law School.

        The Board believes that Mr. Lasry is qualified to serve on our Board because of his extensive private investment experience, as well as his board experience with public and private companies.

        George Lobisser, 62, joined our Board in September 2016. Mr. Lobisser has served as Chief Executive Officer of RipeLocker LLC, a start-up company focused on developing a proprietary system that aims to extend the shelf life of perishable produce, since co-founding it in March 2015. Prior to that, Mr. Lobisser served as President and Chief Executive Officer of Pace International, LLC, a provider of post-harvest solutions and technologies, from January 2001 until its sale to Valent BioSciences Corporation in December 2012. Prior to joining Pace International, Mr. Lobisser was a partner in S/L Partners, a private equity firm he co-owned. Mr. Lobisser's career started in the tax department of Touche Ross & Co. (now part of Deloitte LLP). Mr. Lobisser holds a Bachelor of Science degree in Accounting from the University of Northern Colorado and a juris doctor degree from Gonzaga University.

        The Board believes that Mr. Lobisser is qualified to serve on our Board because of his extensive experience in the post-harvest horticultural industry.

        Macauley Whiting, Jr., 60, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Whiting has served as President of The Herbert H. and Grace A. Dow Foundation since April 2014, as Treasurer since 2005 and as a trustee since 1996. In addition, Mr. Whiting served as President and Chief Executive Officer of Decker Energy International, a privately-held renewable energy company he founded in 1982 and built up until 2012, when he sold the company. Mr. Whiting holds a B.S.E. degree, cum laude, in Chemical Engineering from Princeton University.

        The Board believes that Mr. Whiting is qualified to serve on our Board due to his general business acumen, knowledge of chemistry and extensive management experience.

        Each of Mr. Freiwald and Mr. Whiting was initially designated for nomination to our Board pursuant to the terms of the Stock Purchase Agreement, dated April 30, 2015, by and between the Company and TDCC (the "Purchase Agreement").

Preferred Director

        In addition to the directors and director nominees listed above, pursuant to the terms of the certificate of designation of the one share of our Series A preferred stock (the "Series A Preferred Stock") that was issued to TDCC upon the consummation of the Business Combination, TDCC is entitled to appoint one director (the "Preferred Director") to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock. The Series A Preferred Stock does not have any other rights.

        Torsten Kraef, 50, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Kraef has served as Senior Vice President of Corporate Development for TDCC since December 2016, where he leads the development of TDCC's corporate strategy and coordinates implementation of TDCC's key strategic tracks. He also leads TDCC's incubation of strategic and innovative new business growth opportunities. Mr. Kraef is a member of TDCC's Executive Operations Team, which is accountable for delivering enterprise-level operational results for TDCC, and he has been working closely with the TDCC board of directors since 2012. Prior to his current position, he served as Corporate Vice President of Strategy Development and New Business Development for TDCC from August 2013 to December 2016, Corporate Vice President of Strategy Development from September 2012 to August 2013, Vice President of Strategy Development and Chemicals and a member of the board of MEGlobal, a joint venture between TDCC and Petrochemical Industries Company (PIC) of Kuwait from May 2012 to September 2012, and Vice President of TDCC's Thermoset unit from November 2010 to May 2012. Mr. Kraef joined TDCC in June 1991 and held various roles prior to being named Vice President of TDCC's Building and Construction unit in February 2007. Mr. Kraef holds a degree in Banking Management from the Industry and Trade Chamber in Düsseldorf, Germany, and a masters/diploma in Business Administration from the University of Düsseldorf, specializing in Sustainable Manufacturing, International Management and Marketing.

EXECUTIVE OFFICERS

        Our current executive officers are listed in the following table, and certain information concerning those officers follows the table.

Name	Age	Position
Jordi Ferre	52	Chief Executive Officer
Katherine Harper	53	Executive Vice President and Chief Financial Officer
Thomas Ermi	52	Vice President, Secretary and General Counsel
Peter Vriends	53	Vice President, Global General Manager
Mark Zettler	53	Vice President, Research and Development and Regulatory Affairs

        The biographical information with respect to Mr. Ferre included above under the caption "Information about Directors and Director Nominees" is incorporated herein by reference.

        Katherine Harper has served as our Executive Vice President and Chief Financial Officer since October 3, 2016. Prior to joining the Company, Ms. Harper served as Chief Financial Officer of Tronox Limited ("Tronox") from September 2013 until September 2016. Prior to joining Tronox, Ms. Harper served as the chief financial and business development officer of Rio Tinto's diamonds and minerals group. She previously held finance and business transformation roles in Rio Tinto's mining and alternative energy units. Earlier in her career she worked for 12 years in senior finance posts with the Gulbrandsen Group, a privately held chemical manufacturing company, and the General Chemical Corporation. She began her career as a financial analyst within the power systems group of the Westinghouse Electric Corporation. Ms. Harper holds Bachelor of Science and Master of Business Administration degrees from Carnegie Mellon University.

        Thomas Ermi has served as our Vice President, Secretary and General Counsel since the consummation of the Business Combination on July 31, 2015. From 2009 until joining the Company, Mr. Ermi was a Managing Attorney in the Dow Legal Department, where he served as the Commercial Legal Director and member of the Management Team for Dow's $2.2 billion global Electronic Materials Business. Mr. Ermi joined Rohm and Haas Company in 2000, serving as the Commercial Legal Director and member of the Management Team for the Electronic Materials business as well as the Powder Coatings and Automotive Coatings businesses. In the 15 years he has been with Dow and Rohm and Haas, Mr. Ermi has been involved in numerous M&A transactions in North America, Europe and Asia Pacific and has closed deals with an aggregate transaction value exceeding $4 billion. Mr. Ermi began his legal career in 1992 as an Associate at Duane Morris & Heckscher in Philadelphia, where he worked first as a commercial litigator and then as a commercial lawyer. Prior to that, Mr. Ermi was an auditor for Price Waterhouse in Philadelphia. Mr. Ermi holds a Bachelor of Science degree in Accounting from Villanova University, and a juris doctor degree from the University of Pennsylvania.

        Peter Vriends has served as our Vice President and Global General Manager since January 2017. Prior to that, he served as our Vice President, Commercial—Europe, Middle East, Africa and Asia since the consummation of the Business Combination on July 31, 2015, a position he had held with AgroFresh Inc. from July 2004 until the consummation of the Business Combination. He joined AgroFresh Inc. initially as Commercial Manager for northern Europe in August 2003. Mr. Vriends worked briefly as Marketing & Sales Director EMEA at Suterra Europe in 2010. Before joining AgroFresh Inc., Mr. Vriends was the founder of Eagles Flight Benelux (a franchise of the Canadian based management training company), specialized in practical training programs for the global business community. From April 1995 to March 2003 he worked at ARDO frozen foods, responsible for field operations and later serving as general manager. Mr. Vriends served in various sales and marketing roles from May 1986 to September 1993 at Sierra Chemicals, a company later acquired by OM Scotts. Mr. Vriends holds a Bachelor of Science degree in Horticulture from HAS University of Applied Sciences The Netherlands and took additional classes in sales management, marketing and finance at the European Management Centre in Brussels and the Wharton Business School in Philadelphia.

        Mark Zettler has served as our Vice President, Research and Development and Regulatory Affairs since the consummation of the Business Combination on July 31, 2015. Dr. Zettler joined AgroFresh Inc. as Vice President, R&D and Regulatory Affairs in December 2013, and had worked in Dow's research and development programs since August 1988. Dr. Zettler joined Dow AgroSciences as Group Leader for Specialty Synthesis and Early Stage Process Research in July 1997 and held various global leadership roles in discovery research, new product development and new business development since then. He holds a Ph.D. in organic chemistry from Case Western Reserve University and is a member of the Institute of Food Technologists, American Oils Chemistry Society, and the American Chemical Society.

 CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

        Since the consummation of the Business Combination on July 31, 2015, the roles of Chair of the Board and Chief Executive Officer have been held by separate persons, except that during the period between the resignation of Thomas Macphee as our Chief Executive Officer on March 10, 2016 and the appointment of Jordi Ferre as our new Chief Executive Office effective October 3, 2016, Nance K. Dicciani, Chair of our Board, together with Stephen Trevor, a member of our Board, served as co-members of the Office of the Chair, assuming the duties and responsibilities of Chief Executive Officer and President on an interim basis.

        Generally, the Chair of the Board is responsible for assisting in long-term strategic planning, overseeing and advising the Chief Executive Officer and presiding over meetings of the Board, and the Chief Executive Officer is responsible for leading our day-to-day performance. While we do not have a policy with respect to the separation of the roles of Chair of the Board and Chief Executive Officer, the Board believes that the separation of these roles provides several important advantages, including enhancing the accountability of the Chief Executive Officer to the Board, assisting the Board in reaching consensus on particular strategies and policies, and facilitating robust director, Board, and executive officer evaluation processes.

        Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal, and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board's risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board's role in risk oversight has no effect on the Board's leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

  •
  The Audit Committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities, and meets privately with representatives from our independent registered public accounting firm.

  •
  The Compensation Committee assists the Board in its oversight of risk relating to compensation policies and practices. The Compensation Committee annually reviews our compensation policies, programs, and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company.

  •
  The Corporate Governance and Nominating Committee, in addition to recommending individuals to be designated as nominees to the Board, develops and recommends to the Board our corporate governance guidelines.

Classes of Directors; Proposed Declassification of Board

        Currently, our Board of Directors is divided into three classes, being divided as equally as possible with each class having a term of three years. As discussed under Proposal 1 below, our Board has approved, and recommended to our stockholders that they approve, the adoption of an amendment to our Certificate to declassify the Board of Directors at the annual meeting. Declassifying the Board of Directors will allow our stockholders to vote on the election of our entire Board of Directors each year, rather than on a staggered basis as with our current classified board structure. In addition, as discussed above, one of our directors, Mr. Kraef, serves as the Preferred Director pursuant to the terms of the Series A Preferred Stock.

        The following chart summarizes the current classification of our Board of Directors and our standing committee structure. If the Amendment is approved by our stockholders at the annual meeting, the classification described in the table below will no longer apply, and each of our directors (other than the Preferred Director) will be elected annually.

Name	Class	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert J. Campbell	II	X*		X
Nance K. Dicciani	III		X
Gregory M. Freiwald	III		X*	X
Torsten Kraef	N/A			X*
Marc Lasry	I	X
Macauley Whiting, Jr.	III	X	X
Jordi Ferre	I
George Lobisser	I			X

*
Chairman of applicable committee.

        During 2016, the Board held 17 meetings. Each of our incumbent directors attended at least 75% of all meetings of the Board and any standing committees of the Board on which such director served. We do not have a formal policy regarding Board members' attendance at annual meetings of stockholders though we encourage Board members to attend.

Independence of Directors

        As a result of our securities being listed on the NASDAQ Stock Market, we adhere to the rules of that exchange in determining whether a director is independent. The NASDAQ Stock Market requires that a majority of the Board must be composed of "independent directors," which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of our current directors other than Mr. Ferre are independent directors.

Audit Committee

        Our Audit Committee consists of Mr. Campbell, Mr. Lasry and Mr. Whiting. Each is an independent director and, as required by the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service, has not participated in the preparation of our financial statements at any time during the past three years and is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, we must certify to NASDAQ that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board has determined that Mr. Campbell satisfies the definition of financial sophistication and also qualifies as an "audit committee financial expert," as defined under rules and regulations of the SEC. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the investor relations section of the Company's website, www.agrofresh.com. During 2016, the Audit Committee met five times.

        The Audit Committee's duties include, among other things:

  •
  reviewing and discussing with management and the independent registered public accountant our annual and quarterly financial statements;

  •
  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

  •
  discussing with management major risk assessment and risk management policies;

  •
  monitoring the independence of the independent auditor;

  •
  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

  •
  reviewing and approving all transactions between us and related persons;

  •
  inquiring and discussing with management our compliance with applicable laws and regulations and our code of ethics;

  •
  pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

  •
  appointing or replacing the independent auditor;

  •
  determining the compensation and oversight of the work of the independent auditor including resolution of disagreements between management and the independent auditor regarding financial reporting for the purpose of preparing or issuing an audit report or related work; and

  •
  establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

        Our Compensation Committee consists of Ms. Dicciani, Mr. Freiwald and Mr. Whiting. Each is a non-employee director who is independent in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof. The Compensation Committee also administers our 2015 Plan. The 2015 Plan includes a clawback provision, pursuant to which we have the right to cause the cancellation or require reimbursement of any award under the 2015 Plan, or otherwise recoup equity or other compensation provided under the 2015 Plan, in accordance with Company policies in existence from time to time and/or applicable law, based on an accounting restatement that results from a noncompliance by the Company with any federal securities laws. The Compensation Committee operates under a written charter adopted by the Board. During 2016, the Compensation Committee met four times.

Corporate Governance and Nominating Committee

        Our Corporate Governance and Nominating Committee consists of Mr. Campbell, Mr. Freiwald, Mr. Kraef and Mr. Lobisser, each of whom is an independent director in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. The principal duties and responsibilities of our Corporate Governance and Nominating Committee are to identify qualified individuals to become Board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board our corporate governance guidelines. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board. During 2016, the Corporate Governance and Nominating Committee met five times.

Director Nominees

        Our Corporate Governance and Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. Our Corporate Governance and Nominating Committee will consider persons identified by our stockholders, management, investment bankers and others, though no formal policy exists for doing so. In general, the committee believes that persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person's education, experience and professional employment. Our Corporate Governance and Nominating Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that it believes can best implement our business plan, perpetuate our business and represent stockholder interests. Our Corporate Governance and Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Our Corporate Governance and Nominating Committee will not distinguish among nominees recommended by stockholders and other persons.

        Specifically, the guidelines for selecting nominees provide that our Corporate Governance and Nominating Committee expects to consider and evaluate candidates based on, among other factors, the following criteria:

  •
  independence under the rules of the NASDAQ Stock Market;

  •
  accomplishments and reputation, both personal and professional;

  •
  relevant experience and expertise;

  •
  knowledge of our Company and issues affecting our Company;

  •
  moral and ethical character; and

  •
  ability to commit the time necessary to discharge the duties of Board membership.

        Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given to our Secretary as described in "Submission of Stockholder Proposals for the 2017 Annual Meeting of Stockholders" in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the number of shares of Common Stock that are beneficially owned by such stockholder and that are owned of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by the stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that the stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

        As discussed above, TDCC, as the holder of the Series A Preferred Stock, voting as a separate class, is entitled to appoint the Preferred Director to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock.

Code of Business Conduct

        We have adopted a code of business conduct applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted corporate governance guidelines which address, among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding executive officer compensation. A copy of the code of business conduct and our corporate governance guidelines are both available on the Investor Relations section of our website, www.agrofresh.com.

Communicating with the Board

        Our stockholders may send written communications directly to the Board of Directors or to specified individual directors, including the Chair of the Board or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

  •
  forwarded to the addressee or distributed to the addressee at the next scheduled Board meeting;

  •
  if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

  •
  if they relate to executive officer compensation matters, forwarded to the Compensation Committee or distributed at the next scheduled Compensation Committee meeting;

  •
  if they relate to the recommendation of the nomination of an individual, forwarded to the Corporate Governance and Nominating Committee or distributed at the next scheduled Corporate Governance and Nominating Committee meeting; or

  •
  if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Effective as of August 17, 2015, the Audit Committee engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent registered public accounting firm, effective immediately, replacing EisnerAmper LLP ("EisnerAmper") in such role. The audit report of EisnerAmper on the financial statements of the Company for the fiscal year ended December 31, 2014 (the only fiscal year as to which EisnerAmper served as the Company's independent registered public accounting firm) did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2014 and the subsequent interim period through August 17, 2015, the date of EisnerAmper's dismissal, there were no: (i) disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference in connection with its opinion to the subject matter of the disagreement, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). During the years ended December 31, 2014 and 2013, and through August 17, 2015, the date of Deloitte & Touche's engagement, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal control procedures.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements as of and for the period ended December 31, 2016 with management and with Deloitte & Touche LLP, and discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirement of PCAOB regarding Deloitte & Touche LLP's communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP that firm's independence from the Company and its management. The Committee considered whether the provision of non-audit services by Deloitte & Touche LLP to the Company is compatible with maintaining the independence of Deloitte & Touche LLP, and concluded that the independence of Deloitte & Touche LLP was not compromised by the provision of such services. Additionally, the Audit Committee pre-approved all audit and non-audit services provided to the Company by Deloitte & Touche LLP.

        Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted by the Audit Committee, Robert J. Campbell Marc Lasry Macauley Whiting, Jr.

 AUDIT FEES AND SERVICES

        The aggregate fees billed to our Company by Deloitte & Touche LLP for the fiscal years ended December 31, 2015 and December 31, 2016 are as follows:

	2015	2016
Audit Fees(1)	$362,000	$574,000
Audit-Related Fees(2)	$142,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$504,000	$574,000

(1)
Audit Fees consist of fees incurred for the audits of our annual consolidated financial statements and internal control over financial reporting, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year, fees incurred related to other SEC filings, fees incurred related to foreign statutory audits and fees incurred for auditing the financial statements of our subsidiary as required by the terms of our senior credit facility.

(2)
Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services.

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officer Compensation

        The following provides an overview of our compensation policies and programs and identifies the elements of compensation for 2016 with respect to our "named executive officers," which term is defined by Item 402 of the SEC's Regulation S-K to include (i) all individuals serving as our principal executive officer at any time during 2016, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2016 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2016. Our named executive officers for 2016 were Jordi Ferre, who has served as our Chief Executive Officer since October 3, 2016, Katherine Harper, who has served as our Executive Vice President and Chief Financial Officer since October 3, 2016, Thomas Ermi, our Executive Vice President and General Counsel, Thomas Macphee, who served as our Chief Executive Officer until his resignation on March 10, 2016, Margaret M. Loebl, who served as our Chief Financial Officer until September 26, 2016, and Stan Howell, who served as our President until April 30, 2016.

        Our Compensation Committee determines, or recommends to the full Board of Directors for determination, the salaries and other compensation of our executive officers (including the named executive officers listed in the Summary Compensation Table below) and makes grants under, and administers, the 2015 Plan. During the year ended December 31, 2016, the Compensation Committee engaged the firm of Willis Towers Watson to serve as compensation consultants.

Employment and Severance Agreements

        We have entered into employment agreements with certain of our named executive officers, as well as separation agreements and releases with Mr. Macphee, Mr. Howell and Ms. Loebl, summarized below.

Jordi Ferre

        In connection with his appointment as our Chief Executive Officer, Jordi Ferre entered into an employment agreement, dated as of July 14, 2016 (the "Ferre Employment Agreement"), with the Company. Pursuant to the Ferre Employment Agreement, Mr. Ferre serves as Chief Executive Officer of the Company, reporting to the Board, for an initial term of three years commencing on October 3, 2016, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term. Mr. Ferre also serves on the Board pursuant to the Employment Agreement.

        Mr. Ferre is entitled to receive an initial base salary of $500,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Mr. Ferre received a one-time bonus of $150,000 in connection with the commencement of his employment, as well as reimbursement for up to $50,000 in the aggregate of relocation, temporary living and personal travel expenses. Mr. Ferre is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 100% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year (pro-rated for 2016 based on the portion of the year that Mr. Ferre was employed by the Company).

        Pursuant to the Ferre Employment Agreement, Mr. Ferre received grants of equity awards under the 2015 Plan consisting of (i) 93,110 shares of restricted stock and (ii) nonqualified stock options to purchase 93,110 shares of the Company's common stock, in each case subject to vesting in three equal annual installments following his commencement of employment. In addition, commencing in 2017 and in each successive year of Mr. Ferre's employment, he will be entitled to receive equity awards having a total target value of $1,000,000 on the date of grant.

        If Mr. Ferre's employment under the Ferre Employment Agreement is terminated by the Company without "Cause" or by Mr. Ferre for "Good Reason" (as such terms are defined in the Ferre Employment Agreement), or if the Company elects not to extend the term of employment under the Ferre Employment Agreement beyond the then-current term, the Company will be obligated to pay to Mr. Ferre (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect (unless termination occurs within 12 months of his commencement of employment, in which case the amount would be equal to 1.0 times his base salary then in effect), payable in equal installments over a 12-month period, and (iii) the cost of his and his dependents' coverage under COBRA for an 18-month period. The Company's obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Mr. Ferre's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Ferre Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Ferre Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Ferre Employment Agreement and for 18 months thereafter.

Katherine Harper

        In connection with her appointment as our Executive Vice President and Chief Financial Officer, Katherine Harper entered into an employment agreement, dated as of September 26, 2016 (the "Harper Employment Agreement"), with the Company. Pursuant to the Harper Employment Agreement, Ms. Harper serves as Chief Financial Officer of the Company, reporting to the Chief Executive Officer, for an initial term of three years commencing on October 3, 2016, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term.

        Ms. Harper is entitled to receive an initial base salary of $450,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Ms. Harper received a one-time bonus of $50,000 in connection with the commencement of her employment. Ms. Harper is also entitled to an annual bonus for each full fiscal year during her employment term, with a target bonus amount equal to 70% of her annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year (pro-rated for 2016 based on the portion of the year that Ms. Harper was employed by the Company).

        Pursuant to the Harper Employment Agreement, Ms. Harper received grants of equity awards under the 2015 Plan consisting of (i) 74,488 shares of restricted stock and (ii) nonqualified stock options to purchase 74,488 shares of the Company's common stock, in each case subject to vesting in three equal annual installments following her commencement of employment. In addition, commencing in 2017 and in each successive year of Ms. Harper's employment, she will be entitled to receive equity awards having a total target value equal to 150% of her base salary on the date of grant.

        If Ms. Harper's employment under the Harper Employment Agreement is terminated by the Company without "Cause" or by Ms. Harper for "Good Reason" (as such terms are defined in the Harper Employment Agreement), or if the Company elects not to extend the term of employment under the Harper Employment Agreement beyond the then-current term, the Company will be obligated to pay to Ms. Harper (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times her base salary then in effect (unless termination occurs within 12 months of the commencement of her employment, in which case the amount would be equal to 1.0 times her base salary then in effect), payable in equal installments over a 12-month period, and (iii) if Ms. Harper elects continued "COBRA" health care coverage for herself or her eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Ms. Harper elects to receive COBRA coverage). The Company's obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Ms. Harper's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Harper Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Harper Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Harper Employment Agreement and for 18 months thereafter.

Thomas Ermi

        In connection with his appointment as our Executive Vice President and General Counsel, Thomas Ermi entered into an employment agreement, dated as of September 15, 2015 (the "Ermi Employment Agreement"), with the Company. Pursuant to the Ermi Employment Agreement, Mr. Ermi serves as

Executive Vice President and General Counsel of the Company, reporting to the Chief Executive Officer, for an initial term of three years commencing on July 31, 2015, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term.

        Mr. Ermi is entitled to receive an initial base salary of $300,000 per year, subject to annual reviews and potential increases, in the Compensation Committee's discretion. Mr. Ermi is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 40% of his annual base salary and a maximum bonus equal to two times the target amount, subject to the achievement of performance objectives to be established by the Compensation Committee each year. Mr. Ermi also received certain equity awards in 2015 under the 2015 Plan pursuant to the terms of the Ermi Employment Agreement.

        If Mr. Ermi's employment under the Ermi Employment Agreement is terminated by the Company without "Cause" or by Mr. Ermi for "Good Reason," unless such termination occurs within six months following a "Change in Control" (as such terms are defined in the Ermi Employment Agreement), or if the Company elects not to extend the term of employment under the Ermi Employment Agreement beyond the then-current term, the Company will be obligated to pay to Mr. Ermi (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect, payable in equal installments over a 12-month period, (iii) a portion of any annual bonus payable to him for the remainder of the calendar year in which his employment is terminated, if and when earned, pro-rated for the period of the year during which Mr. Ermi was employed by the Company, and (iv) if Mr. Ermi elects continued "COBRA" health care coverage for himself or his eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Mr. Ermi elects to receive COBRA coverage).

        If Mr. Ermi's employment under the Ermi Employment Agreement is terminated by the Company without Cause or by Mr. Ermi for Good Reason within six months following a Change in Control, the Company will be obligated to pay to Mr. Ermi (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect, payable in equal installments over a 12-month period, (iii) an amount equal to 1.5 times Mr. Ermi's target annual bonus for the calendar year in which his employment is terminated, payable in equal installments over a 12-month period, (iv) a portion of the target annual bonus for the calendar year in which his employment is terminated, pro-rated for the period of the year during which Mr. Ermi was employed by the Company, payable on the 60th day following the Change in Control, and (v) if Mr. Ermi elects continued "COBRA" health care coverage for himself or his eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Mr. Ermi elects to receive COBRA coverage).

        The Company's obligation to pay any of the severance obligations described above (other than salary and benefits accrued through the date of termination of employment) would be subject to Mr. Ermi's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Ermi Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Employment Agreement and for one year thereafter.

Margaret M. Loebl

        In connection with her appointment as our Executive Vice President and Chief Financial Officer, Margaret M. Loebl entered into an employment agreement, dated as of August 19, 2015 (the "Loebl Employment Agreement"), with the Company. Pursuant to the Loebl Employment Agreement, Ms. Loebl served as Chief Financial Officer of the Company, reporting to the Chief Executive Officer, for an initial term of three years commencing on September 21, 2015, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term.

        Ms. Loebl was entitled to receive an initial base salary of $390,000 per year. The Loebl Employment Agreement required the Company to perform a review of the base salary at the beginning of 2016 (or earlier at the discretion of the Compensation Committee), with the assistance of a compensation consultant, and to determine if an increase in the base salary was appropriate. Thereafter, the base salary was to be subject to annual reviews and potential increases, in the Compensation Committee's discretion. Ms. Loebl received a one-time bonus of $225,000 in 2015 pursuant to the Loebl Employment Agreement. Ms. Loebl was also entitled to an annual bonus for each full fiscal year during her employment term, with a target bonus amount equal to 70% of her annual base salary and a maximum bonus equal to two times the target amount, subject to the achievement of performance objectives to be established by the Compensation Committee each year. For 2015, Ms. Loebl's annual bonus potential was a pro-rated portion of the target amount, based on the Company's achievement of EBITDA of at least $100 million. Because EBITDA for 2015 was below $100 million, the Compensation Committee had the discretion to adjust the annual bonus accordingly. Ms. Loebl also received certain equity awards under the 2015 Plan pursuant to the terms of the Loebl Employment Agreement.

        If Ms. Loebl's employment under the Loebl Employment Agreement was terminated by the Company without "Cause" or by Ms. Loebl for "Good Reason," unless such termination occurred within six months prior to or following a "Change in Control" (as such terms are defined in the Loebl Employment Agreement), or if the Company elected not to extend the term of employment under the Loebl Employment Agreement beyond the then-current term, the Company would be obligated to pay to Ms. Loebl (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 2.5 times her base salary then in effect, payable in equal installments over a 12-month period, (iii) a portion of any annual bonus payable to her for the calendar year in which her employment is terminated, if and when earned, pro-rated for the period of the year during which Ms. Loebl was employed by the Company (the "Pro-Rated Bonus"), less any Additional Pro-Rated Bonus (as defined below) previously paid to Ms. Loebl, and (iv) if Ms. Loebl elected continued "COBRA" health care coverage for herself or her eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Ms. Loebl elected to receive COBRA coverage).

        The Company's obligation to pay any of the severance obligations described above (other than salary and benefits accrued through the date of termination of employment) would be subject to Ms. Loebl's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Loebl Employment Agreement contained customary confidentiality provisions, applicable both during and after the term of the Employment Agreement, and customary non-competition and non-solicitation provisions, applicable during the term of the Employment Agreement and for one year thereafter.

        On October 7, 2016, the Company and Ms. Loebl entered into a separation agreement and release (the "Loebl Separation Agreement"), setting forth the terms of Ms. Loebl's departure from the

Company. The Loebl Separation Agreement provides for severance benefits as provided for in the Loebl Employment Agreement covering a termination by the Company without "Cause." In particular, Ms. Loebl became entitled to receive (i) a severance payment of $1,004,250, payable in equal installments over a 12-month period, (ii) a pro rata portion of her annual bonus earned for 2016, if any, based on the portion of 2016 during which Ms. Loebl was employed by the Company, and (iii) an amount equal to the difference between the premium paid for any COBRA coverage elected by Ms. Loebl and the premium charged by the Company to an active employee for comparable coverage, for up to a 12-month period. The Loebl Separation Agreement provides that, consistent with the terms of the Loebl Employment Agreement, nonqualified stock option agreement and restricted stock agreement with the Company, the options to purchase 171,875 shares of common stock and the 85,938 restricted shares of common stock previously granted to her became fully vested. The Loebl Separation Agreement contains customary confidentiality provisions and a release of claims, as well as an acknowledgment of Ms. Loebl's existing non-competition and non-solicitation obligations, pursuant to the Loebl Employment Agreement.

Thomas Macphee

        On August 25, 2015, we entered into an employment agreement with Thomas Macphee (the "Macphee Employment Agreement"), who served as the Company's Chief Executive Officer from July 31, 2015 until March 10, 2016. The Macphee Employment Agreement provided for an initial term of three years commencing on July 31, 2015, with automatic successive one-year renewal terms thereafter unless either party were to give notice of non-renewal 30 days prior to the end of the then-current term. Mr. Macphee also served on the Company's Board of Directors pursuant to the Macphee Employment Agreement. The Macphee Employment Agreement has substantially the same terms as the Loebl Employment Agreement, except that (i) Mr. Macphee's initial base salary was $400,000, (ii) his annual target bonus amount was 150% of his base salary, (iii) his annual bonus for 2015, if earned, would not be pro-rated, (iv) he was not entitled to a one-time bonus, (v) if Mr. Macphee's employment was terminated as a result of his death or disability, Mr. Macphee or his estate would have been entitled to receive the cost of his and his dependents' coverage under COBRA for a 12-month period, and (vi) if Mr. Macphee's employment was terminated by the Company without Cause or by Mr. Macphee for Good Reason, he or his estate would be entitled to receive (in lieu of the 12-month COBRA benefit to which Ms. Loebl is entitled) the cost of his and his dependents' coverage under COBRA for a 12-month period. In addition, the Macphee Employment Agreement provided for the grant to Mr. Macphee of stock options and restricted stock awards under the 2015 Plan.

        In connection with his resignation, on March 11, 2016, Mr. Macphee entered into a separation agreement and release with the Company (the "Macphee Separation Agreement"), providing for severance benefits substantially the same as those provided for in the Macphee Employment Agreement covering a termination by the Company without "Cause." In particular, Mr. Macphee became entitled to receive (i) a severance payment of $1,000,000, payable in equal installments over a 12-month period, (ii) a pro rata portion of his annual bonus earned for 2016, if any, based on the portion of 2016 during which Mr. Macphee was employed by the Company, and (iii) a lump sum cash payment equal to the cost of Mr. Macphee's and any dependents' COBRA coverage costs to continue in the Company's health plan for 18 months following separation from employment. The Macphee Separation Agreement provides that the options to purchase shares of common stock previously granted to Mr. Macphee were canceled and forfeited to the Company and, consistent with the terms of the Macphee Employment Agreement and his restricted stock agreement with the Company, the 171,875 restricted shares of common stock previously granted to him were fully vested. The Macphee Separation Agreement contains customary confidentiality provisions and a release of claims, as well as an acknowledgment of Mr. Macphee's existing non-competition and non-solicitation obligations, pursuant to the Macphee Employment Agreement.

Stan Howell

        Effective on March 15, 2016, Mr. Howell entered into a separation agreement and release with the Company (the "Howell Separation Agreement"), pursuant to which Mr. Howell resigned from the Company as of April 30, 2016. Pursuant to the Howell Separation Agreement, Mr. Howell was entitled to receive (i) a severance payment in the amount of 1.5 times his current base salary, payable in equal installments over a 12-month period, (ii) the annual bonus earned by Mr. Howell for 2015 (to the extent not previously paid), (iii) a pro rata portion of his annual bonus earned for 2016, if any, based on the portion of the year during which Mr. Howell was employed by the Company, and (iv) an amount equal to the difference between the premium paid for any COBRA coverage elected by Mr. Howell and the premium charged by the Company to an active employee for comparable coverage, for up to a 12-month period. The Howell Separation Agreement provides that all of the options and shares of restricted stock previously granted to Mr. Howell are cancelled and forfeited to the Company, but gave the Compensation Committee discretion to vest a portion of Mr. Howell's restricted stock grant based upon the Company's 2015 financial performance (up to a maximum of 28,646 shares). Subsequent to the execution of the Howell Separation Agreement, the Compensation Committee determined that the 2015 financial performance criteria for vesting of restricted stock granted in 2015 was satisfied, and determined that 14,323 shares of restricted stock previously granted to Mr. Howell would vest. The Howell Separation Agreement contains customary confidentiality provisions and a release of claims, as well as non-competition and non-solicitation covenants applicable for a period of 12 months following Mr. Howell's termination of employment.

Summary Compensation Table

        The following table sets forth the total compensation earned by each of our named executive officers in 2016, following the consummation of the Business Combination.

Name and Principal Positions	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Jordi Ferre	2016	$105,769	$150,000	(4)	$500,000	$233,892	$30,751	$78,725	$1,099,137
Chief Executive Officer(3)
Katherine Harper	2016	$95,192	$50,000	(4)	$400,000	$187,114	$19,162	$7,270	$758,738
Executive Vice President and Chief Financial Officer(5)
Thomas Ermi	2016	$307,235	—		—	—	$30,158	$35,000	$372,393
Executive Vice President and General Counsel
Thomas Macphee	2016	$111,158	—		—	—	$28,000	$1,020,556	$1,159,714
Former Chief Executive Officer(6)	2015	$153,846	—		$1,089,688	$1,457,500	—	$30,000	$2,731,033
Stan Howell	2016	$144,714	—		—	—	$14,391	$531,333	$690,438
Former President(7)	2015	$131,953	$53,095		$544,847	$728,750	—	$17,153	$1,475,799
Margaret M. Loebl	2016	$308,250	—		—	—	$50,614	$1,029,705	$1,388,569
Former Executive Vice President and Chief Financial Officer(8)	2015	$97,500	$279,166	(9)	$544,847	$665,156	—	$13,250	$1,663,513

(1)
Amounts represent the full grant date fair value of the restricted stock or option awards, as applicable, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for the award and does not correspond to the actual value that will be realized by the executive, if any. For a discussion of valuation assumptions and methodologies, see Note 14 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2016.

(2)
Amounts reported for 2016 represent: for Mr. Ferre, the Company's reimbursement of relocation and related expenses ($69,940) and the Company's contributions to his account in our profit-sharing plan ($8,785); for Ms. Harper, the Company's contributions to her account in our 401(k) plan ($2,077) and in our profit sharing plan ($5,193); for Mr. Ermi, the Company's contributions to his account in our 401(k) plan ($5,161) and in our profit sharing plan ($29,839); for Mr. Macphee, severance payments earned in connection with his departure from the Company ($1,000,000), the Company's contributions to his account in our 401(k) plan ($3,385) and in our profit sharing plan ($2,650), and reimbursements for insurance premiums ($14,521); for Mr. Howell, severance payments earned in connection with his departure from the Company ($514,620), the Company's contributions to his account in our 401(k) plan ($5,133) and in our profit sharing plan ($5,467), and reimbursements for COBRA expenses ($6,113); and for Ms. Loebl, severance payments earned in connection with her departure from the Company ($1,004,250), the Company's contributions to her account in our 401(k) plan ($5,271) and in our profit sharing plan ($542), and financial planning assistance ($19,642)

(3)
Mr. Ferre has served as our Chief Executive Officer since October 3, 2016.

(4)
Consists of a sign-on bonus.

(5)
Ms. Harper has served as our Executive Vice President and Chief Financial Officer since October 3, 2016.

(6)
Mr. Macphee served as our Chief Executive Officer from July 31, 2015 until March 10, 2016.

(7)
Mr. Howell served as our President from July 31, 2015 until April 30, 2016.

(8)
Ms. Loebl served as our Executive Vice President and Chief Financial Officer from September 21, 2015 until September 26, 2016.

(9)
Includes a sign-on bonus of $225,000.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding unexercised options and unvested restricted stock awards for each of our named executive officers that were outstanding as of December 31, 2016.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable		Number of Securities Underlying Unexercised Options— Unexercisable		Option Exercise Price	Option Expiration Date	Number of shares that have not vested		Market value of shares, units or other rights that have not vested(1)	Equity incentive plan awards: Number of unearned shares that have not vested		Equity incentive plan awards: Market or payout value of unearned shares that have not vested(1)
Jordi Ferre	—		93,110	(2)	$5.37	10/3/2026	93,110	(3)	$246,742	—		—
Katherine Harper	—		74,488	(2)	$5.37	10/3/2026	74,488	(3)	$197,293	—		—
Thomas Ermi	27,500	(4)	55,000	(4)	$12.00	08/13/2025	—		—	27,500	(5)	$72,875
Thomas Macphee	—		—		—	—	—		—	—		—
Stan Howell	—		—		—	—	—		—	—		—
Margaret M. Loebl	—		—		—	—	—		—	—		—

(1)
The market value of these stock awards is based on the closing price of our Common Stock on the NASDAQ Global Market on December 30, 2016, which was $2.65.

(2)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (October 3, 2016).

(3)
This award vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (October 3, 2016).

(4)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (August 13, 2015).

(5)
This award vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (August 13, 2015), subject to the Company's achievement of performance metrics determined by the Compensation Committee.

Director Compensation

        For 2016, the Board, based on the recommendation of the Compensation Committee, approved a compensation plan for independent directors (the "2016 Director Compensation Plan"), which sets forth the terms upon which non-employee directors (other than Mr. Kraef, Mr. Lasry and Stephen Trevor, who are not entitled to receive any compensation) were compensated for their service on the Board. Under the terms of the 2016 Director Compensation Plan, each participating non-employee director receives an annual cash retainer of $60,000, the Chair of the Board receives an additional annual cash retainer of $40,000, and the Chairs of the Audit Committee, Compensation Committee and Governance and Nominating Committees receive an additional cash retainer of $10,000, $7,500 and $5,000, respectively. Commencing with the third quarter of 2016, each participating non-employee director may elect to receive shares of our common stock in lieu of cash retainers. In addition, each participating non-employee director received, effective the date of our 2016 annual meeting of stockholders, a grant, under the 2015 Plan, of shares of restricted stock having a value on the grant date equal to $75,000 (or, in the case of the Chair of the Board, $100,000), pro-rated based on the portion of the year in which the individual served as a director or Chair, in each case subject to vesting on the first anniversary of the grant date. We also reimburse directors for reasonable travel and other expenses in connection with attending meetings of the Board.

        The following table provides compensation information for our non-employee directors who earned compensation for service on our Board in 2016.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Robert J. Campbell	$70,000	$83,426	$153,426
Nance K. Dicciani	$50,000	$161,235	$211,235
Gregory M. Freiwald	$67,500	$83,426	$150,926
George Lobisser(2)	—	$40,685	$40,685
Macauley Whiting, Jr.	$60,000	$83,426	$143,426

(1)
Amounts represent the full grant date fair value of the restricted stock awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for these awards and do not correspond to the actual value that will be realized by the directors, if any. For a discussion of valuation assumptions and methodologies, see Note 14 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2016.

(2)
Mr. Lobisser was appointed to our Board on September 12, 2016.

Compensation Committee Interlocks and Insider Participation

        Ms. Dicciani, Mr. Freiwald, Mr. Trevor and Mr. Whiting served on the Compensation Committee in 2016. No member of the committee has served as one of our officers or employees at any time, except that Mr. Trevor served, without compensation, as our President and Chief Executive Officer until the consummation of the Business Combination on July 31, 2015, and Ms. Dicciani and Mr. Trevor served, without compensation, as co-members of the Office of the Chair on an interim basis from March 10, 2016 until October 3, 2016. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Securities Authorized for Issuance under Equity Compensation Plans

        The 2015 Plan is our only equity-based compensation plan. The following table sets forth information as of December 31, 2016, concerning the 2015 Plan, which was approved by stockholders.

Plan Category	No. of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price per Share of Outstanding Options	No. of Securities Remaining Available for Future Issuance Under the 2015 Plan
Equity compensation plan approved by security holders	751,973	$10.52	1,200,047

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

        The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of April 7, 2017 by:

  •
  each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        The following table lists the number of shares and percentage of shares beneficially owned based on 50,703,587 shares of Common Stock outstanding as of April 7, 2017.

        Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of April 1, 2017, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

        Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o AgroFresh Solutions, Inc., One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate percentage of outstanding Shares
The Dow Chemical Company(1)	20,500,000	38.2%
Boulevard Acquisition Sponsor, LLC(2)	5,800,728	10.9%
Marc Lasry(2)	5,800,728	10.9%
Sonia E. Gardner(2)	5,800,728	10.9%
T. Rowe Price Associates, Inc.(3)	7,445,908	14.7%
First Manhattan Co(4)	3,875,168	7.7%
Nance K. Dicciani(5)	84,121	*
Robert J. Campbell(6)	48,225	*
Gregory M. Freiwald(7)	28,850	*
Torsten Kraef	5,000	*
George Lobisser	6,245	*
Stephen Trevor	1,942,937	3.8%
Macauley Whiting, Jr.(8)	39,850	*
Jordi Ferre(9)	103,650	*
Katherine Harper(10)	84,488	*
Thomas Ermi(11)	68,080	*
All directors and executive officers as a group (twelve individuals)	8,212,174	15.2%

*
Less than 1%.

(1)
Based on an amendment to Schedule 13D filed on April 12, 2017. The business address of The Dow Chemical Company is 2030 Dow Center, Midland, MI 48674.

(2)
Based on an amendment to Schedule 13D filed on April 11, 2017 by Boulevard Acquisition Sponsor, LLC (the "Sponsor"), Marc Lasry and Sonia E. Gardner. Consists of (i) 3,272,985 shares of Common Stock held by the Sponsor, including 1,041,673 shares that are subject to forfeiture on July 31, 2020 unless the last sales price of the Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period prior to that date, and (ii) 2,527,743 shares of Common Stock which the Sponsor has the right to acquire upon the exercise of warrants that are currently exercisable. Marc Lasry and Sonia E. Gardner are the sole managing members and are the sole voting members of the Sponsor and, accordingly, may be deemed to share beneficial ownership of the shares and warrants held by the Sponsor. The business address of each of the Sponsor, Mr. Lasry and Ms. Gardner is 399 Park Avenue, 6th Floor, New York, New York 10022.

(3)
Based on an amendment to Schedule 13G filed on February 6, 2017 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. The business address of each of the reporting persons is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)
Based on an amendment to Schedule 13G filed on February 10, 2017 by First Manhattan Co. The business address of First Manhattan Co is 399 Park Avenue, New York, New York 10022.

(5)
Includes (i) 19,763 shares of restricted stock which vest in full on June 2, 2017, (ii) 6,703 shares of restricted stock which vest one-third per year on December 31, 2016, December 31, 2017 and December 31, 2018, and (iii) 3,000 shares which are owned by Ms. Dicciani's domestic partner.

(6)
Includes (i) 14,822 shares of restricted stock which vest in full on June 2, 2017, (ii) 5,028 shares of restricted stock which vest one-third per year on December 31, 2016, December 31, 2017 and December 31, 2018 and (iii) 4,594 shares that are subject to forfeiture on July 31, 2020 unless the last sales price of the Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period prior to that date.

(7)
Includes (i) 14,822 shares of restricted stock which vest in full on June 2, 2017, and (ii) 5,028 shares of restricted stock which vest one-third per year on December 31, 2016, December 31, 2017 and December 31, 2018.

(8)
Includes (i) 322,670 shares that are subject to forfeiture on July 31, 2020 unless the last sales price of the Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period prior to that date, and (ii) 632,257 shares that Mr. Trevor has the rights to acquire upon the exercise of warrants that are currently exercisable.

(9)
Includes (i) 14,822 shares of restricted stock which vest in full on June 2, 2017, and (ii) 5,028 shares of restricted stock which vest one-third per year on December 31, 2016, December 31, 2017 and December 31, 2018.

(10)
Includes 93,110 shares of restricted stock which vest in three equal annual installments beginning on October 3, 2017.

(11)
Includes 74,488 shares of restricted stock which vest in three equal annual installments beginning on October 3, 2017.

(12)
Includes (i) 27,500 unvested shares of restricted stock which vest in equal installments on September 21, 2016 and September 21, 2017, subject to the Issuer's achievement of performance metrics, and (ii) 27,500 shares of common stock issuable upon exercise of stock options that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, management believes that all of these reports were filed in a timely manner during 2016, except that two reports, reporting two transactions, were not timely filed by Ms. Dicciani and one report, reporting one transaction, was not timely filed by Mr. Lobisser.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee has the responsibility to review and approve all related party transactions, as contemplated by Item 404 of the SEC's Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term "related party transaction" is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds $120,000, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

        The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors' and officers' questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

        The following paragraphs discuss related party transactions that occurred during 2016 or 2017 through the date hereof and/or that are contemplated during 2017 (other than compensation paid or awarded to the Company's directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled "Compensation of Executive Officers" and "Compensation of Directors").

        On May 9, 2016, the Company entered into a Lock-Up Extension Agreement (the "Extension Agreement") with TDCC, Rohm and Haas Company ("R&H"), Boulevard Acquisition Sponsor, LLC (the "Sponsor"), Joel Citron, Darren Thompson and Robert J. Campbell (a member of the Company's board of director) (collectively, the "Founding Holders"), and Continental Stock Transfer & Trust Company ("CST"). The Extension Agreement extends, from July 31, 2016 to December 31, 2017, the term of the lock-up arrangements entered into pursuant to certain agreements, or amendments to agreements, entered into upon the consummation of the Business Combination on July 31, 2015. In particular, the Extension Agreement (i) amends the Investor Rights Agreement, dated July 31, 2015, to extend to December 31, 2017 the term of the lock-up period applicable to TDCC, R&H, the Sponsor and the Founding Holders thereunder; (ii) amends the Securities Escrow Agreement, dated February 12, 2014, as amended on July 31, 2015, to extend to December 31, 2017 the date on which the shares of the Company's common stock owned by the Sponsor and the Founding Holders that are being held in escrow with CST shall be released from escrow (provided that, in the case of the "Founder Earnout Shares" being held thereunder, such shares shall not be released unless and until the last sales price of the Company's common stock equals or exceeds $13.00 per share for any 20 trading days within any 30-trading day period (the "Escrowed Shares Release Condition")); and (iii) amends the letter agreements, dated July 31, 2015, entered into by the Sponsor and each of the Founding Holders for the benefit of the Company, to extend to December 31, 2017 the term of the lock-up periods thereunder. Other than the foregoing, the Extension Agreement does not modify the terms of any such agreements.

        On November 29, 2016, the Company entered into a Mutual Services Agreement (the "Services Agreement") with George Lobisser, a member of the Company's board of directors, and RipeLocker, LLC ("RipeLocker"). On the same date, the Company made a minority investment in RipeLocker. Mr. Lobisser is the Chief Executive Officer and a principal owner of RipeLocker. Pursuant to the Services Agreement, among other things, (i) the Company agreed to provide RipeLocker with technical support, in the form of access to the Company's research and development personnel for a specified number of hours for purposes of providing advice and input relating to RipeLocker's products and services, and (ii) Mr. Lobisser agreed to provide consulting services to the Company as may be reasonably requested by the Company from time to time. Mr. Lobisser will receive a consulting fee of $5,000 per full day for time spent performing consulting services under this Agreement (pro-rated for any partial day), plus reimbursement for out-of-pocket expenses, provided that for each hour of technical support provided by the Company to RipeLocker, Mr. Lobisser will provide one-half hour of consulting services for no consideration. In February 2017, the parties agreed to substantially curtail any mutual consulting services to be provided under the Services Agreement, and that any further services would be provided at no charge.

        The Services Agreement contains customary mutual provisions regarding confidentiality and non-solicitation of employees, as well as provisions regarding ownership of intellectual property. In addition, pursuant to the Services Agreement RipeLocker has granted the Company a right of first offer with respect to any proposed capital raise, sale of the business or distribution arrangement by RipeLocker, and has agreed not to grant any distribution rights with respect to its products or services to any competitor of the Company, in each case provided that the Company continues to own at least a specified minimum percentage of RipeLocker's outstanding equity securities. The Services Agreement has an initial term of one year, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term. The effectiveness of the Services Agreement is subject to and conditioned on RipeLocker amending its limited liability company agreement to provide RipeLocker's members (including the Company) with customary preemptive rights, and to provide the Company with certain over-allotment rights.

        On April 4, 2017, the Company entered into an agreement (the "Amendment Agreement") with TDCC, R&H, the Sponsor, AgroFresh Inc., a wholly-owned subsidiary of the Company ("AgroFresh"), Avenue Capital Management II, L.P. ("Avenue") and, solely as to certain sections of the Amendment Agreement, the Founding Holders, Marc Lasry and Stephen Trevor. Pursuant to the Amendment Agreement and certain related agreements entered into on the same date (as described below), among other things, the Company and TDCC agreed to modify certain obligations of the Company pursuant to (i) the Purchase Agreement, (ii) the Tax Receivables Agreement, dated July 31, 2015 (the "Tax Receivables Agreement"), among the Company, TDCC, R&H and AgroFresh, and (iii) the Warrant Purchase Agreement, dated July 31, 2015 (the "Warrant Purchase Agreement"), among the Company, TDCC, R&H and the Sponsor. Each of Mr. Campbell, Mr. Lasry and Mr. Trevor is a member of the Board, and each of TDCC and the Sponsor is a significant stockholder of the Company.

        Pursuant to the Amendment Agreement, the Company agreed to pay TDCC, in full satisfaction of the Company's obligations with respect to (i) the working capital adjustment under the Purchase Agreement, (ii) certain transfer and value added tax reimbursement obligations under the Purchase Agreement, and (iii) the amount payable to TDCC pursuant to the Tax Receivables Agreement on account of the 2015 tax year, the aggregate amount of $20 million, of which $10 million was paid on April 4, 2017 and the remaining $10 million is payable on or before January 31, 2018.

        Also pursuant to the Amendment Agreement, each of Avenue and TDCC agreed to make available to the Company a credit facility, providing for loans of up to $50 million each, for use to complete one or more potential acquisitions prior to December 31, 2019, in each case subject to approval by both Avenue and TDCC. Any such loans would be provided on such terms as may be mutually agreed upon by Avenue and Dow, and would be subject to compliance by the Company with the terms of its senior credit facility and any other outstanding debt documents.

        The Amendment Agreement also includes waivers by the Company and the other parties thereto to any existing restrictions on transfer of the Company's securities to the extent necessary to permit (i) the Sponsor to transfer to R&H 3,000,000 of the warrants to purchase shares of the Company's common stock held by the Sponsor, which transfer occurred on April 4, 2017 pursuant to the terms of the Amendment Agreement, and (ii) the Sponsor to distribute or otherwise transfer to any member of the Sponsor any shares of the Company's common stock, or warrants to purchase such shares, held by the Sponsor (subject to any such transferee agreeing to be bound by any applicable agreements restricting the transfer of such securities). The Amendment Agreement also contains mutual releases and provisions regarding non-disparagement and indemnification.

        On April 4, 2017, the Company, TDCC, R&H and AgroFresh entered into a First Amendment to the Tax Receivables Agreement (the "TRA Amendment"). The TRA Amendment reduces, from 85% to 50%, the percentage that the Company is required to pay annually to TDCC pursuant to the Tax Receivables Agreement of the amount of the tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that the Company actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a Section 338(h)(10) election that the Company and TDCC made in connection with the transactions contemplated by the Purchase Agreement. The amendment to the Tax Receivables Agreement is effective for all applicable tax years ending after December 31, 2015. Other than the foregoing, the TRA Amendment Agreement does not modify the terms of the Tax Receivables Agreement.

        On April 4, 2017, the Company and TDCC entered into a letter agreement (the "Stock Buyback Agreement"), pursuant to which TDCC agreed to use it reasonable best efforts to purchase up to 5,070,358 shares of the Company's common stock in the open market (representing approximately 10% of the total number of shares of the Company's common stock currently outstanding). Such purchases would be effected by means of one or more plans or programs designed to comply with Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended (the "Rule 10b5-1 Plans"), over a period of up to 18 months commencing on the date on which a Rule 10b5-1 Plan is adopted, and would be subject to all of the terms, conditions and limitations contained in any 10b5-1 Plan adopted by TDCC. The timing and amount of any share purchases by TDCC will depend on the terms and conditions contained in any Rule 10b5-1 Plan adopted by TDCC, the market price of the Company's common stock and trading volumes, and no assurance can be given that any particular amount of shares will be purchased by TDCC.

        On April 4, 2017, the Company, TDCC, R&H and the Sponsor entered into a letter agreement (the "WPA Termination Agreement"), pursuant to which the Warrant Purchase Agreement was terminated effective immediately. Also pursuant to the WPA Termination Agreement, the parties agreed that the Sponsor, in good faith consultation with TDCC, will work with the corporate governance and nominating committee of the Board to identify and recommend to the Board a qualified individual to fill the vacancy on the Board that will exist immediately following the completion of the Company's 2017 annual meeting of stockholders, which individual must qualify as an independent director under the listing standards of the NASDAQ Stock Market.

30

 PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

 PROPOSAL 1

THE AMENDMENT

        After careful consideration, on March 6, 2017, our Board of Directors unanimously approved and declared advisable, and resolved to recommend to our stockholders that they approve the adoption of, an amendment to our Certificate to declassify the Board of Directors at the annual meeting. Declassifying the Board of Directors will allow our stockholders to vote on the election of our entire Board of Directors each year, rather than on a staggered basis as with our current classified board structure.

        If approved by our stockholders, our Certificate will be amended during the 2017 annual meeting to provide for the annual election of all directors and all seven nominees for director will be proposed for this election (see Proposal 2). As of April 24, 2017, each of our directors (other than the Preferred Director) whose term does not expire at the 2017 annual meeting has tendered his or her contingent resignation, which will only become effective upon stockholder approval of this Proposal 1. If our stockholders do not approve this Proposal 1, our Board will remain classified, the contingent resignations will not become effective, and our stockholders will instead be asked to elect only the one (1) Class II director proposed for election (see Proposal 3).

Current Classified Board Structure

        Under Article Sixth, Section B of the Certificate, the Board of Directors is currently separated into three classes nearly equal in size. Absent the earlier resignation or removal of a director, each year the stockholders are asked to elect the directors comprising one of the classes for a three-year term. The term of the current Class II directors is set to expire at the annual meeting. The term of the Class III directors is set to expire in 2018 and the term of the Class I directors is set to expire in 2019. Under the current classified board structure, stockholders may only elect approximately one-third of the members of the Board of Directors each year.

Reasons for Declassifying the Board of Directors

        The Board of Directors considered a number of factors that favor continuing with a classified board structure, as well as a number of factors that favor adopting a declassified board structure. Ultimately, after weighing the various factors, the Board of Directors determined that it would be in the best interests of the Company and our stockholders to amend our Certificate to declassify the Board. The text of the proposed amendments to the Certificate is set forth in Appendix A.

        A classified board structure has a number of advantages. It allows a majority of the board to remain in place from year to year, which promotes continuity, stability and encourages the board to plan for long-term goals. Further, at any one time, approximately two-thirds of the elected board has experience with the business and operations of the company it manages. Unless a corporation's certificate of incorporation provides otherwise, directors on a classified board can only be removed with cause. The "for cause" removal requirement traditionally associated with classified boards can provide effective protection against unwanted acquisition offers or attempts to gain control. Our Certificate, however, permits any director, or the entire Board, subject to the rights of the holders of the Series A Preferred Stock to designate a director to the Board, to be removed with or without cause, if the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock of the Company, voting as a single class, elect to remove such a director or the entire Board, subject to the rights of the holders of the Series A Preferred Stock.

        The Board of Directors also recognizes that a classified board structure can be viewed as diminishing a board's accountability to stockholders, because such structure does not enable stockholders to express a view on each director's performance by means of an annual vote. Annual voting allows stockholders to express their views on the individual performance of each director and on the entire board of directors more frequently than with a classified board structure, which provides stockholders a more active role in shaping and implementing corporate governance policies. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. Public companies with classified boards also face increased scrutiny from proxy advisory firms.

        After weighing the factors above, among other things, the Board of Directors determined that retaining a classified board structure is no longer in the best interests of the Company and its stockholders. For this reason, the Board of Directors approved and declared advisable the Amendment attached hereto and incorporated by reference herein as Appendix A, and recommends that our stockholders vote to approve the adoption of such amendments.

        If the stockholders approve the adoption of the Amendment, such amendments to our Certificate will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware. We intend to file the Amendment to effect these amendments to our Certificate during the annual meeting immediately after the requisite vote for this Proposal 1 is obtained. Our Board of Directors will then be declassified immediately, so that every director will stand for election at the annual meeting (and thereafter) for one-year terms.

Vote Required

        Approval of the adoption of the Amendment to eliminate the classified Board of Directors requires the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the common stock of the Company issued and outstanding as of the record date.

Board Recommendation

        The Board of Directors recommends a vote "for" Proposal 1, to declassify our Board of Directors.

 PROPOSAL 2

ELECTION OF SEVEN DIRECTORS

        If our stockholders approve Proposal 1 at the annual meeting, our stockholders will consider seven nominees for election to our Board of Directors, each to serve for a one year term until the annual meeting of stockholders in 2018. If our stockholders do not approve Proposal 1, this Proposal 2 will not be submitted to a vote of our stockholders at the annual meeting, and instead Proposal 3 (Election of Class II Director) will be submitted in its place.

        Our Certificate provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred stock, shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine, including the Preferred Director.

Nominees

        Robert Campbell, Nance Dicciani, Jordi Ferre, Gregory Freiwald, Marc Lasry, George Lobisser, and Macauley Whiting have been nominated by our Board of Directors for re-election at the annual meeting. Stephen Trevor, who currently serves on our Board of Directors, has not been re-nominated for election at the annual meeting. Accordingly, following the meeting, the Board will consist of eight members (including the Preferred Director), with one vacancy. Biographical information regarding each of these nominees is included under the heading "Information About Directors and Director Nominees," above.

        The Board of Directors expects that each of the nominees listed above will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate. If a nominee is unable to serve as a director, the Board of Directors may reduce its size or choose a substitute.

        Although there will be one directorship vacancy following the annual meeting, proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Vote Required

        The seven nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our Board of Directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

        The Board of Directors unanimously recommends a vote "for" the election of all nominees to serve as directors.

 PROPOSAL 3

ELECTION OF CLASS II DIRECTOR (PROPOSAL 3 WILL NOT BE ADOPTED IF OUR STOCKHOLDERS APPROVE PROPOSAL 1)

        Stockholders will be asked to vote on this Proposal 3 solely in the event that at the annual meeting, the stockholders do not approve the adoption of the Amendment to eliminate our classified Board of Directors as described in Proposal 1. If the stockholders approve Proposal 1, then we will amend our Certificate to eliminate our classified Board of Directors by filing the applicable Amendment with the Secretary of State of the State of Delaware during the annual meeting as described above, and the stockholders will proceed to vote on Proposal 2 and not this Proposal 3. If however, the stockholders do not approve Proposal 1, a vote will be taken on this Proposal 3.

Nominees

        Our Amended and Restated Certificate of Incorporation provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred stock, shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine (including the Preferred Director), and that number of directors (other than the Preferred Director) is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Robert Campbell and Stephen Trevor are currently the only Class II directors, which is the class of directors with a term expiring at the 2017 annual meeting. Mr. Trevor has not been re-nominated for election at the annual meeting. Accordingly, following the meeting, the Board will consist of eight members (including the Preferred Director), with one vacancy in Class II. Mr. Campbell has been nominated by our Board of Directors for re-election at the annual meeting for a three-year term expiring in 2020.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named above. In the event that Mr. Campbell is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee(s) designated by the current Board of Directors to fill the vacancy or vacancies. It is not expected that Mr. Campbell will be unable or will decline to serve as a director.

        Although there will be one directorship vacancy in Class II of the Board following the annual meeting, proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Vote Required

        The nominee for election as a Class II director at the annual meeting who receives the greatest number of votes cast by the stockholders, a plurality, will be elected as our Class II director. As a result, broker non-votes and abstentions will not be counted in determining which nominee received the largest number of votes cast. You may vote "FOR" the nominee or "AGAINST" the nominee.

Board Recommendation

  The Board of Directors recommends a vote "for" the nominee named herein.

 PROPOSAL 4

APPROVAL AND ADOPTION OF THE FIRST AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN

Background and Purpose

        The 2015 Plan was approved by our stockholders on July 29, 2015, following adoption of the 2015 Plan by our Board of Directors.

        As of the record date, the following shares were authorized and available for issuance under the 2015 Plan, prior to the amendment described below:

Authorized	2,750,000
Available for Issuance	493,584

        In March 2017, the Compensation Committee approved grants of stock options, restricted stock and other awards under the 2015 Plan to employees and officers of the Company, all of which were effected on March 31, 2017. The following table provides information regarding outstanding option awards as of April 7, 2017 (including options granted on March 31, 2017):

Total shares underlying outstanding options	933,773
Weighted average exercise price of outstanding options	$9.32
Weighted average remaining contractual life of outstanding options	9 years

        As of April 7, 2017, an aggregate of 1,267,609 full-value awards were outstanding under the 2015 Plan (after giving effect to the March 31, 2017 equity grants).

        In order to continue to provide the appropriate equity incentives to employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, on March 31, 2017, our Board approved, subject to stockholder approval, a first amendment to the 2015 Plan, which makes the following changes to the Plan: (i) an increase of 2,400,000 shares of our common stock reserved for issuance under the 2015 Plan from 2,750,000 to 5,150,000; and (ii) an increase of 2,400,000 shares of our common stock reserved for issuance with respect to Incentive Stock Option awards under the 2015 Plan from 2,750,000 to 5,150,000. The first amendment also amends certain existing language in the 2015 Plan that requires stockholder approval of any repricing of options or stock appreciation rights granted under the 2015 Plan, to clarify that such stockholder approval requirement applies to any repricing that is effected by means of the substitution or exchange of options or stock appreciation rights.

        Our Board recommends that stockholders approve these changes to the 2015 Plan, and if the stockholders do not approve them, the first amendment will not go into effect and our Board will consider whether to adopt an alternative arrangement based on its assessment of our needs. The text of the proposed first amendment to the 2015 Plan is attached as Appendix B to this Proxy Statement.

        As discussed below, the 2015 Plan is intended to (i) comply with specified exclusions from the limitations of Section 162(m) of the Code, as described below, (ii) be eligible under the "plan lender" exemption from the margin requirements of Regulation G under the Exchange Act, (iii) comply with the incentive stock options rules under Section 422 of the Code and (iv) comply with the stockholder approval requirements for the listing of shares on the NASDAQ.

        The following is a summary of certain principal features of the 2015 Plan. The below summary is not complete, and you are urged to read the actual text of the 2015 Plan and first amendment in their entirety.

Purpose

        The purpose of the 2015 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

        Under the 2015 Plan, the total number of shares of our common stock (the "Shares") currently reserved and available for delivery under the 2015 Plan ("Awards") at any time during the term of the 2015 Plan is 2,750,000.

        If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or if an Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2015 Plan.

        Substitute Awards will not reduce the Shares authorized for delivery under the 2015 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2015 Plan and will not reduce the Shares authorized for delivery under the 2015 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

        The 2015 Plan imposes individual limitations on the amount of certain Awards, in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the 2015 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 825,000 Shares, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals) that the Compensation Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to more than 825,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units that the Compensation Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to any 12-month performance period is $2,000,000, and with respect to any performance period that is more than 12 months, $4,000,000.

        The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

        The maximum number of Shares that may be delivered under the 2015 Plan as a result of the exercise of incentive stock options is 2,750,000 Shares, subject to certain adjustments.

        The Compensation Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections titled "Acceleration of Vesting; Change in Control" and "Other Adjustments" below for a summary of certain additional adjustment provisions of the 2015 Plan.

Eligibility

        The persons eligible to receive Awards under the 2015 Plan are the officers, directors, employees and consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2015 Plan.

Administration

        The 2015 Plan is administered by the Compensation Committee, provided that, except as otherwise expressly provided in the 2015 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Compensation Committee under the 2015 Plan. Subject to the terms of the 2015 Plan, the Compensation Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2015 Plan, construe and interpret the 2015 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2015 Plan. Decisions of the Compensation Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2015 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

        The Compensation Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

        For purposes of the 2015 Plan, the term "fair market value" means the fair market value of Shares, Awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the Award is authorized by the Compensation Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Compensation Committee. Accordingly, the Compensation Committee may permit the exercise price of options awarded under the 2015 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

        The Company may grant stock appreciation rights in tandem with options, which we refer to as "Tandem stock appreciation rights", under the 2015 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option's exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

        The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Compensation Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

        The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Compensation Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

        The Compensation Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2015 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

        The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Compensation Committee determines the terms and conditions of such Awards.

Performance Awards

        The Compensation Committee is authorized to grant performance Awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Compensation Committee.

        Unless otherwise specified by the Compensation Committee, the provisions that are intended to qualify Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code will apply to any performance Award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a "covered employee" (as defined below). The term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company's chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Compensation Committee and not the Board.

        If and to the extent that the Compensation Committee determines that the foregoing provisions of the 2015 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Compensation Committee in establishing performance goals for Awards under the 2015 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) "consolidated EBITDA," as defined in the 2015 Plan. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

        After the end of each performance period, the Compensation Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Compensation Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Compensation Committee specifies at the time the Award is granted.

        The Compensation Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

        Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2015 Plan. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2015 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2015 Plan from or through any participant will be subject to all terms and conditions of the 2015 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

        Awards under the 2015 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the 2015 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

        Subject to certain limitations, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a "change in control" of the Company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Compensation Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the "change in control" will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2015 Plan, the Compensation Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the "change in control").

        Subject to any limitations contained in the 2015 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any "change in control," the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

        The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Compensation Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Compensation Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2015 Plan to participants designated by the Compensation Committee as "covered employees" and intended to qualify as "performance-based compensation" under Section 162(m) of the Code to otherwise fail to qualify as "performance-based compensation."

Clawback of Benefits

        The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2015 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a "clawback policy." In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the

2015 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant's Award agreements (and/or awards issued under the Prior Plans) may be unilaterally amended by the Company, without the participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

        The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan or the Compensation Committee's authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2015 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2015 Plan; provided that, except as otherwise permitted by the 2015 Plan or Award agreement, without the consent of an affected participant, no such Compensation Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2015 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2015 Plan, (ii) termination of the 2015 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2015 Plan. Awards outstanding upon expiration of the 2015 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

        The 2015 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

        An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

        If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee's tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee's tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

        Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder's tax basis in that Share will be long-term capital gain or loss.

        If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

        An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

        The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

        Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2015 Plan, the difference between the sales price and the recipient's basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

        The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

        With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

        With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

        In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

        Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

        Section 162(m) to the Code, generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2015 Plan whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Compensation Committee, be granted in a manner that will qualify as such "performance-based compensation," so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Compensation Committee may, in its discretion, grant Awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2015 Plan will qualify as "performance-based compensation" that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code

        The 2015 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2015 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

        The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Vote Required

        The first amendment to the 2015 Plan requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. In the event stockholder approval is not obtained, we will not increase the number of shares of common stock reserved for issuance under the 2015 Plan. Awards may continue to be made, however, under the terms of the 2015 Plan as currently in effect.

Board Recommendation

        The Board of Directors Recommends a Vote "for" approval and adoption of the First Amendment to the 2015 Plan.

 PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

        Our Audit Committee has appointed Deloitte & Touche to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2017. Our organizational documents do not require that our stockholders ratify the appointment of Deloitte & Touche as our independent registered public accounting firm. We are submitting the appointment of Deloitte & Touche to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain Deloitte & Touche. We anticipate that representatives of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

        The approval of the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Deloitte & Touche, you may vote "FOR" or "AGAINST" or abstain from voting.

Board Recommendation

        The Board of Directors recommends a vote "for" the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

 PROPOSAL 6

BOARD AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

        If the number of shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum or if shares of Common Stock voting in favor of one or more of the proposals is insufficient to take any of the actions described herein, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company's stockholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 6, and not any of the other proposals.

        In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote and seek to convince the holders of those shares to change their votes in favor or such proposals.

        Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than the announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company's Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Vote Required

        To be approved, the proposal to adjourn and postpone the annual meeting requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon whether or not a quorum is present.

Board Recommendation

        The Board recommends that stockholders vote "for" the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of stockholders to allow time for the further solicitation of proxies.

 OTHER INFORMATION

Submission of Stockholder Proposals for the 2018 Annual Meeting of Stockholders

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2018 annual meeting of stockholders (the "2018 Annual Meeting"), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than December 26, 2017, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

        Under the Company's Bylaws, stockholders who wish to submit a proposal at the 2018 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between February 2, 2018, and March 4, 2018. If the date of the 2018 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2017 annual meeting, a stockholder's notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2018 Annual Meeting and not later than the later of the close of business on the 90th day before the 2018 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2018 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by March 4, 2018, and such proposal is brought before the 2018 Annual Meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2018 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Stockholders should submit their proposals to our principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary.

Annual Report and Other Matters

        Our Annual Report on Form 10-K for the year ended December 31, 2016, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

        We will provide, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company's Secretary at our principal executive and administrative offices set forth in this proxy statement.

INCORPORATED BY REFERENCE

        To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled "Compensation Committee Report" and "Audit Committee Report" (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed "filed" with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

 OTHER MATTERS

        We know of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the person named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: April 24, 2017

 APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
AGROFRESH SOLUTIONS, INC.

        AgroFresh Solutions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

          1.     The name of the corporation (hereinafter called the "Corporation") is AgroFresh Solutions, Inc.

          2.     The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 24, 2013 (the "Certificate").

          3.     The Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February 12, 2014, and further amended by the filing of a Second Amended and Restated Certificate of Incorporation on July 31, 2015 (as amended, the "Restated Certificate").

          4.     The Restated Certificate is hereby amended by deleting Article SIXTH in its entirety and substituting in lieu thereof the following:

SIXTH:	A. Subject to the rights of the holders of any outstanding series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation, shall be fixed from time to time in the manner provided in the bylaws.

B. The directors of the Corporation, shall hold office until the next annual meeting of the stockholders following their election and until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. Nothing in this Certificate of Incorporation shall preclude a director from serving consecutive terms. Notwithstanding any other provision of this Article SIXTH, and except as otherwise required by law, whenever the holders of one or more outstanding series of Preferred Stock have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended Certificate (including any Preferred Stock Designation relating to such series of Preferred Stock).

C. A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board, and, except as otherwise expressly required by law or by this Second Amended Certificate, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

D. Subject to the rights of the holders of any outstanding series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E. Subject to the rights of the holders of any outstanding series of Preferred Stock, any director, or the entire Board, may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.

          5.     The amendment of the Restated Certificate herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be executed and acknowledged by the undersigned on this 1st day of June, 2017.

AGROFRESH SOLUTIONS, INC.
By:
Name:
Title:

 APPENDIX B

FIRST AMENDMENT
TO THE
AGROFRESH SOLUTIONS, INC.
2015 INCENTIVE COMPENSATION PLAN

        THIS FIRST AMENDMENT, is made effective as of March 31, 2017, by AGROFRESH SOLUTIONS, INC., a Delaware corporation (the "Company") to the AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN (the "Plan").

W I T N E S S E T H:

        WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

        WHEREAS, pursuant to Section 10(e) of the Plan, the Company reserved the right to amend said Plan;

        NOW, THEREFORE, effective as of March 31, 2017, the Plan shall be amended as follows:

          1.     The first sentence of Section 4(a) of the Plan is hereby amended, in its entirety, to read as follows:

      "Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 5,150,000."

          2.     Section 4(c)(iv) is hereby deleted, in its entirety, and replaced with the following:

      "(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 5,150,000 Shares."

          3.     The third sentence of Section 6(b)(i) of the Plan is hereby amended, in its entirety, to read as follows:

      "Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel, substitute or exchange an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders."

          4.     The third sentence of Section 6(c)(i) of the Plan is hereby amended, in its entirety, to read as follows:

      "Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel, substitute or exchange a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval."

          5.     The first sentence of Section 7(a) of the Plan is hereby amended, in its entirety, to read as follows:

      "Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for (subject to Section 6(b)(i) and Section 6(c)(i)), any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity."

          6.     In all other respects, the Plan shall remain unchanged by this First Amendment.

        IN WITNESS WHEREOF, the Company has caused this First Amendment to be effective the day and year first above written.

AGROFRESH SOLUTIONS, INC., a Delaware corporation
Dated:	By:

ANNUAL MEETING OF STOCKHOLDERS OF
AGROFRESH SOLUTIONS, INC.
June 1, 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, and Proxy Card are available at:
http://www.cstproxy.com/agrofresh/2017

Please sign, date, and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS: 1, 2, 4, 5 AND 6, AND "FOR" EACH OF THE NOMINEES IN PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jordi Ferre or Katherine Harper, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 100 S. Independence Mall West, Philadelphia, PA 19106 on June 1, 2017 at 10:00 a.m. Eastern Time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

		For	Against	Abstain
1.	Approval of the Amendment to our Certificate to declassify the Board of Directors.	☐	☐	☐

2.	ELECTION OF ALL NOMINEES:	NOMINEES:
	☐ FOR THE NOMINEES	☐ Robert Campbell	☐ Nance Dicciani
	☐ WITHHOLD AUTHORITY	☐ Jordi Ferre	☐ Gregory Freiwald
	FOR THE NOMINEES	☐ Marc Lasry	☐ George Lobisser
	☐ FOR ALL EXCEPT (See instructions below)	☐ Macauley Whiting, Jr.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

3.	ELECTION OF DIRECTORS:	NOMINEE:
	☐ FOR THE NOMINEE	Robert Campbell
☐ WITHHOLD AUTHORITY
FOR THE NOMINEE

		For	Against	Abstain
4.	Approval and adoption of the first amendment to the 2015 Plan	☐	☐	☐
5.	Approval of the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.	☐	☐	☐
6.	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date
Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES
EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
AUDIT COMMITTEE REPORT
AUDIT FEES AND SERVICES
EXECUTIVE AND DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 THE AMENDMENT
PROPOSAL 2 ELECTION OF SEVEN DIRECTORS
PROPOSAL 3 ELECTION OF CLASS II DIRECTOR (PROPOSAL 3 WILL NOT BE ADOPTED IF OUR STOCKHOLDERS APPROVE PROPOSAL 1)
PROPOSAL 4 APPROVAL AND ADOPTION OF THE FIRST AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 6 BOARD AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING
OTHER INFORMATION
INCORPORATED BY REFERENCE
OTHER MATTERS
APPENDIX A CERTIFICATE OF AMENDMENT OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AGROFRESH SOLUTIONS, INC.
APPENDIX B
FIRST AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN
W I T N E S S E T H